JPMORGAN FUNDS

COMBINED AMENDED AND RESTATED

DISTRIBUTION PLAN

(amended as of August 10, 2023)

Section 1. This Combined Amended and Restated Distribution Plan (“Plan”) has been adopted by each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the “Trust”), with respect to one or more series of the Trust as listed in Schedule B to this Plan (each a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), and relates to the classes of shares of beneficial interest (“Shares”) specified in Schedule B (each a “Class”). This Plan represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the Classes of Shares specified in Schedule B.

Section 2. Each Fund may incur with respect to a Class, expenses at the annual rate listed under the column “Distribution Fee” on Schedule B, subject to the limitations imposed, from time to time, by applicable rules of the National Association of Securities Dealers, Inc. (“NASD”) on each Fund and its distributor (“Distributor”).

Section 3. Amounts set forth under the column “Distribution Fee” on Schedule B may be used to finance any activity that is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from the Distributor’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of the Distributor, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. To the extent that amounts paid hereunder are not used specifically to reimburse the Distributor for any such cost or expense, such amounts may be treated as compensation for the Distributor’s distribution-related services. All amounts expended pursuant to the Plan shall be paid to the Distributor and are the legal obligation of the applicable Fund and not of the Distributor.

Section 4. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Trustees of the Trust with respect to each Fund and (b) those trustees of the Trust who are not “interested persons” of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (“Non-Interested Trustees”), cast in person at a meeting called, among other things, for the purpose of voting on this Plan or such agreements.

Section 5. Unless sooner terminated pursuant to Section 7 of this Plan, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4 of this Plan.

Section 6. The Distributor shall provide to the Board of Trustees and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in accordance with the Plan and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated at any time with respect to any Class by vote of a majority of the Non-Interested Trustees, or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class.

Section 8. Any agreement related to this Plan shall be made in writing and shall provide:

(a) that, with respect to any Fund or Class, such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Non-Interested Trustees or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund or Class, on not more than sixty (60) days’ written notice to any other party to the agreement; and

(b) that such agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Section 9. This Plan may not be amended with respect to any Class of any Fund to increase materially the amount of distribution expenses provided for in the column “Distribution Fee” on Schedule B hereto unless such amendment is approved by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 of this Plan.

Adopted: August 19, 2004, as amended and restated effective August 10, 2023.

SCHEDULE A

JPMORGAN FUNDS

COMBINED AND RESTATED

DISTRIBUTION PLAN

(Effective as of August 10, 2023)

Name of Trust

Name of Entity	State and Form of Organization

J.P. Morgan Fleming Mutual Fund Group, Inc.	Maryland corporation

J.P. Morgan Mutual Fund Investment Trust	Massachusetts business trust

JPMorgan Trust I	Delaware statutory trust

JPMorgan Trust II	Delaware statutory trust

JPMorgan Trust IV	Delaware statutory trust

Undiscovered Managers Funds	Massachusetts business trust

SCHEDULE B

JPMORGAN FUNDS

COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN

(Amended as of August 10, 2023)

Money Market Funds

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund	Morgan	0.10%
		E*TRADE[1]	0.60%
		Service	0.60%
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund	Morgan	0.10%
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		E*TRADE[1]	0.60%
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund	Morgan	0.10%
		Service	0.60%
		E*TRADE[1]	0.60%
JPMorgan New York Municipal Money Market Fund	JPMorgan New York Tax Free Money Market Fund	Morgan	0.10%
		Reserve	0.25%
		E*TRADE[1]	0.60%
		Service	0.60%
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund	Reserve	0.25%

[1]	E*TRADE Class Shares to liquidate on or about September 29, 2023.

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		Service	0.60%
		E*TRADE[1]	0.60%
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund	Reserve	0.25%
		Morgan	0.10%

Equity Funds

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Access Balanced Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Access Growth Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Diversified Fund	JPMorgan Diversified Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Equity Income Fund	One Group Equity Income Fund	Class A	0.25%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Equity Index Fund	One Group Equity Index Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Equity Premium Income Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Europe Dynamic Fund	JPMorgan Fleming Intrepid European Fund, JPMorgan Intrepid European Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Hedged Equity Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Hedged Equity 2 Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Hedged Equity 3 Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan International Focus Fund	JPMorgan International Unconstrained Equity Fund (name effective until 4/20/20)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan International Hedged Equity Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan International Value Fund[2]	JPMorgan Fleming International Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Investor Growth Fund	One Group Investor Growth Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund	Class A	0.25%
		Class C	0.75%

[2]	To be renamed JPMorgan Developed International Value Fund September 2023.

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Opportunistic Equity Long/Short Fund[3]	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)	Class A	0.25%
		Class C	0.75%
JPMorgan Small Cap Blend Fund	JPMorgan Dynamic Small Cap Growth Fund (name effective until 5/31/18); JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)	Class A	0.25%

[3]	To liquidate on or about October 31, 2023.

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class C	0.75%
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Core Fund (name effective until 6/30/21)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Income Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement 2020 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement 2025 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class R3	0.25%
JPMorgan SmartRetirement 2030 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement 2035 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement 2040 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement 2045 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement 2050 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement 2055 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement 2060 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan SmartRetirement 2065 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend Income Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2015 Fund[4]	JPMorgan SmartSpending 2015 Fund (name effective until 3/18/22), JPMorgan SmartSpending 2050 Fund (name effective until 5/1/20)	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2020 Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2025 Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2030 Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2035 Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2040 Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2045 Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2050 Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2055 Fund	N/A	Class R2	0.50%
		Class R3	0.25%

[4]	To liquidate on or about October 25, 2023.

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan SmartRetirement Blend 2060 Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SmartRetirement Blend 2065 Fund	N/A	Class R2	0.50%
		Class R3	0.25%
JPMorgan SMID Cap Equity Fund	JPMorgan Intrepid Mid Cap Fund, One Group Diversified Mid Cap Fund and JPMorgan Diversified, Mid Cap Fund	Class A	0.25%
		Class C	0.75%
		Class R3	0.25%
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)	Class A	0.25%
		Class C	0.75%
JPMorgan U.S. Applied Data Science Value Fund	JPMorgan Intrepid Value Fund (name effective until 6/30/21)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan U.S. GARP Equity Fund	JPMorgan Intrepid Growth Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan U.S. Large Cap Core Plus Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan Disciplined Equity Fund (name effective until 11/1/17)	Class A	0.25%
JPMorgan U.S. Small Company Fund	N/A	Class A	0.25%
		Class C	0.75%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
		Class R2	0.50%
		Class R3	0.25%
JPMorgan U.S. Sustainable Leaders Fund	JPMorgan Intrepid Sustainable Equity Fund, JPMorgan Intrepid Investor Fund, JPMorgan Intrepid, Contrarian Fund (name effective until 4/10/06) and JPMorgan, Intrepid Multi Cap Fund, JPMorgan Intrepid Advantage Fund	Class A	0.25%
		Class C	0.75%
JPMorgan U.S. Value Fund	JPMorgan Growth and Income Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Value Advantage Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%

Fixed Income Funds

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Core Bond Fund	One Group Bond Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Corporate Bond Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Floating Rate Income Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Global Bond Opportunities Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Government Bond Fund	One Group Government Bond Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
		Class R3	0.25%
JPMorgan Income Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund	Class A	0.25%
		Class C	0.75%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund	Class A	0.25%
		Class C	0.75%
JPMorgan National Municipal Income Fund	JPMorgan Intermediate Tax Free Income Fund, JPMorgan Intermediate Tax Free Bond Fund (name effective until 8/15/22)	Class A	0.25%
		Class C	0.75%
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Preferred and Income Securities Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Short Duration Core Plus	JPMorgan High Yield Fund (name effective until 9/28/17)	Class A	0.25%
		Class C	0.75%
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)	Class A	0.25%
		Class C	0.75%
JPMorgan Strategic Income Opportunities Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Tax Aware Real Return Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Total Return Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Ultra-Short Municipal Fund	N/A	Class A	0.25%
JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%

*   *   *   *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

Each on behalf of itself and each of its Funds

By:	/s/ Brian S. Shlissel
Name:	Brian S. Shlissel
Title:	Managing Director

J.P. Morgan Investment Management Inc.

By:	/s/ Timothy J. Clemens
Name:	Timothy J. Clemens
Title:	Treasurer